Quarterly Earnings and
Supplemental Operating and Financial Data

For the Three and Twelve Months Ended December 31, 2008

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
For the Three and Twelve Months Ended December 31, 2008

Table of Contents

This Quarterly Earnings and Supplemental Operating and Financial Data contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under the control of Lexington Realty Trust (“Lexington”) which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Risk Factors" in Lexington’s periodic reports filed with the Securities and Exchange Commission (the “SEC”) filed with the SEC, including risks related to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, or (vi) changes in accessibility of debt and equity capital markets. Copies of periodic reports Lexington files with the SEC are available on Lexington’s website at www.lxp.com and may be obtained free of charge by calling Lexington at 212-692-7200. Forward-looking statements, which are based on certain assumptions and describe the Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.

Lexington Realty Trust
TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Wednesday February 25, 2009

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2008 RESULTS

New York, NY – February 25, 2009 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter and year ended December 31, 2008.

Fourth Quarter 2008 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $40.7 million or $0.37 per diluted common share/unit.(1)
•	Executed 24 new and renewal leases, totaling approximately 1.5 million square feet.
•	Sold 17 properties for $49.5 million.
•	Repurchased $88.5 million original principal amount of 5.45% Exchangeable Notes at a 31.6% discount.
•	Reduced overall debt by $103.0 million.
•	Recorded impairment charges, net of debt satisfaction gains, of $1.1 million, including our share of joint ventures.
•	Incurred $2.1 million non-cash charge related to a forward equity commitment to repurchase 3.5 million common shares.
(1) See the last page of this press release for a reconciliation of GAAP net income to Company FFO.

T. Wilson Eglin, President and Chief Executive Officer of Lexington stated, “During the fourth quarter, we continued to create liquidity through favorable asset sales and reduce our leverage by repurchasing our debt at attractive discounts to the original principal amount. More recently, the refinancing of our term loan and revolving credit facility has enhanced our financial flexibility and reduced our current 2009 consolidated debt maturities by approximately $200.0 million to $55.1 million, consisting solely of non-recourse mortgage debt. Over the balance of the year we expect to continue marketing assets for sale in order to create liquidity to take further advantage of opportunities to reduce our debt on what we believe are advantageous terms.”

FINANCIAL RESULTS
Revenues

For the quarter ended December 31, 2008, total gross revenues were $105.1 million, compared with total gross revenues of $119.3 million for the quarter ended December 31, 2007. The decrease is primarily due to the sale of certain assets to a co-investment program in 2007 and 2008 and the early lease termination in the second quarter of 2008 for a property located at 100 Light Street in Baltimore, Maryland.

Net Income (Loss) Allocable to Common Shareholders

For the quarter ended December 31, 2008, net loss allocable to common shareholders was ($18.0) million, or a loss of ($0.21) per diluted share, compared with net income allocable to common shareholders for the quarter ended December 31, 2007 of $24.2 million, or income of $0.39 per diluted share.

Company FFO Applicable to Common Shareholders/Unitholders

For the quarter ended December 31, 2008, Company FFO was $40.7 million, or $0.37 per diluted share/unit, compared with Company FFO for the quarter ended December 31, 2007 of $21.3 million, or $0.20 per diluted share/unit.  Company FFO for the quarter ended December 31, 2008 was positively impacted by debt satisfaction gains of $31.6 million, including Lexington’s proportionate share through joint ventures, which were offset by impairment charges of $32.7 million, including Lexington’s proportionate share through joint ventures, and a $2.1 million non-cash charge relating to Lexington’s forward equity commitment. For the quarter ended December 31, 2007, Company FFO was negatively impacted by impairment charges of $22.7 million, including Lexington’s proportionate share through joint ventures, debt satisfaction losses of $5.5 million and joint venture formation costs of $2.3 million, which were offset by lease termination payments of $4.8 million and incentive fees earned of $1.1 million.

Balance Sheet

At December 31, 2008, Lexington had approximately $99.2 million of cash and restricted cash and $2.4 billion in debt outstanding.  As of December 31, 2008, the weighted average interest rate on Lexington’s debt was 5.6% with a weighted average maturity of 6.3 years. Approximately 91.6% of Lexington’s debt was subject to fixed interest rates at December 31, 2008.

Common Share Dividend/Distribution

During the quarter ended December 31, 2008, Lexington’s Board of Trustees declared a regular quarterly cash dividend/distribution of $0.18 per share/unit, which was paid on January 15, 2009, to common shareholders/unitholders of record as of December 31, 2008, and which equated to an annualized dividend of $0.72 per share.

OPERATING ACTIVITIES

Sales

During the quarter ended December 31, 2008, Lexington sold its interest in 17 properties, including 4 vacant properties, to unrelated parties for an aggregate sales price of $49.5 million, which generated gains on sale of $1.2 million. These properties generated annualized net operating income of $2.1 million, or 4.3% of the sales price.

Leasing Activity

At December 31, 2008, Lexington’s consolidated portfolio was approximately 93.3% leased.  For the quarter ended December 31, 2008, Lexington executed 24 new and renewal leases for approximately 1.5 million square feet.

2009 EARNINGS GUIDANCE

Lexington disclosed an estimated Company FFO guidance range of $1.35 to $1.42 per diluted share/unit for the year ending December 31, 2009.  This guidance excludes the impact of non-recurring items and the new accounting requirements for convertible securities effective in 2009.  In addition, this guidance is based on current expectations and is forward-looking.

FOURTH QUARTER 2008 CONFERENCE CALL

Lexington will host a conference call today, Wednesday, February 25, 2009, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2008. Interested parties may participate in this conference call by dialing (877) 407-0778 or (201) 689-8565. A replay of the call will be available through March 25, 2009, at (877) 660-6853, Account #: 286, Conference ID #: 306317.

A live web cast of the conference call will be available at www.lxp.com within the Investor Relations section. An online replay will also be available through February 25, 2010.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area.   Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”.  Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the failure to continue to qualify as a real estate investment trust, (2) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (3) competition, (4) increases in real estate construction costs, (5) changes in interest rates, or (6) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission  are available on Lexington’s website at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and Twelve Months ended December 31, 2008 and 2007
(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2008	2007	2008	2007
Gross Revenues:
Rental	$92,507	$107,777	$396,546	$373,877
Advisory and incentive fees	360	1,384	1,432	13,567
Tenant reimbursements	12,230	10,139	43,253	32,214
Total gross revenues	105,097	119,300	441,231	419,658

Expense applicable to revenues:
Depreciation and amortization	(50,551)	(65,336)	(239,899)	(228,050)
Property operating	(23,058)	(17,788)	(82,187)	(58,764)
General and administrative	(5,049)	(10,670)	(30,515)	(39,334)
Non-operating income	1,831	3,222	24,410	11,448
Interest and amortization expense	(36,883)	(48,042)	(156,063)	(162,028)
Debt satisfaction gains (charges), net	26,631	(1,209)	65,651	(1,209)
Change in value of forward equity commitment	(2,128)	—	(2,128)	—
Gains on sale of properties – affiliates	—	17,864	31,806	17,864

Income (loss) before provision for income taxes, minority interests, equity in earnings (losses) of non-consolidated entities and discontinued operations	15,890	(2,659)	52,306	(40,415)
Provision for income taxes	(375)	(745)	(3,008)	(3,288)
Minority interests share of (income) loss	133	4,940	3,131	1,110
Equity in earnings (losses) of non-consolidated entities	(20,134)	522	(43,305)	46,467
Income (loss) from continuing operations	(4,486)	2,058	9,124	3,874
Discontinued operations:
Income (loss) from discontinued operations	(131)	4,050	753	28,948
Provision for income taxes	(173)	(687)	(506)	(3,413)
Debt satisfaction gains (charges), net	3,495	(4,265)	3,062	(7,950)
Gains on sales of properties	1,166	53,070	13,151	92,878
Impairment charges	(12,762)	(17,170)	(16,519)	(17,170)
Minority interests share of income	1,536	(5,822)	(600)	(20,316)
Total discontinued operations	(6,869)	29,176	(659)	72,977
Net income (loss)	(11,355)	31,234	8,465	76,851
Dividends attributable to preferred shares- Series B	(1,590)	(1,590)	(6,360)	(6,360)
Dividends attributable to preferred shares- Series C	(2,111)	(2,519)	(8,852)	(10,075)
Dividends attributable to preferred shares- Series D	(2,926)	(2,926)	(11,703)	(10,298)
Redemption discount – Series C	—	—	5,678	—
Net income (loss) allocable to common shareholders	$(17,982)	$24,199	$(12,772)	$50,118

Income (loss) per common share-basic:
Income (loss) from continuing operations, after preferred dividends	$(0.13)	$(0.08)	$(0.18)	$(0.35)
Income (loss) from discontinued operations	(0.08)	0.47	(0.01)	1.12
Net income (loss) allocable to common shareholders	$(0.21)	$0.39	$(0.19)	$0.77

Weighted average common shares outstanding – basic	86,895,674	62,461,438	67,872,590	64,910,123

Income (loss) per common share-diluted:
Income (loss) from continuing operations, after preferred dividends	$(0.13)	$(0.08)	$(0.18)	$(0.35)
Income (loss) from discontinued operations	(0.08)	0.47	(0.01)	1.12
Net income (loss) allocable to common shareholders	$(0.21)	$0.39	$(0.19)	$0.77

Weighted average common shares outstanding-diluted	86,895,674	62,461,438	67,872,590	64,910,123

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
December 31, 2008 and December 31, 2007
( Unaudited and in thousands, except share and per share data)

	December 31, 2008	December 31, 2007
Assets:
Real estate, at cost	$3,756,188	$4,109,097
Less: accumulated depreciation and amortization	461,661	379,831
	3,294,527	3,729,266
Properties held for sale-discontinued operations	8,150	150,907
Intangible assets, net	343,192	516,698
Cash and cash equivalents	67,798	412,106
Restricted cash	31,369	41,026
Investment in and advances to non-consolidated entities	179,133	226,476
Deferred expenses, net	35,904	42,040
Notes receivable	68,812	69,775
Rent receivable-current	19,829	25,289
Rent receivable- deferred	19,255	15,303
Other assets	37,919	36,277
	$4,105,888	$5,265,163
Liabilities and Shareholders’ Equity:
Liabilities:
Mortgages and notes payable	$2,033,854	$2,312,422
Exchangeable notes payable	211,000	450,000
Trust preferred securities	129,120	200,000
Contract rights payable	14,776	13,444
Dividends payable	24,681	158,168
Liabilities-discontinued operations	6,142	119,093
Accounts payable and other liabilities	33,814	49,442
Accrued interest payable	16,345	23,507
Deferred revenue-below market leases, net	121,722	217,389
Prepaid rent	20,126	16,764
	2,611,580	3,560,229
Minority interests	94,996	765,863
	2,706,576	4,326,092
Commitments and contingencies

Shareholders’ equity
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $129,915 and $155,000, respectively, and 2,598,300 and 3,100,000 shares issued and outstanding in 2008 and 2007, respectively	126,217	150,589
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Special Voting Preferred Share, par value $0.0001 per share; 1 share authorized, issued and outstanding in 2007	—	—
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 100,300,238 and 61,064,334 shares issued and outstanding in 2008 and 2007, respectively	10	6
Additional paid-in-capital	1,624,463	1,033,332
Accumulated distributions in excess of net income	(561,817)	(468,167)
Accumulated other comprehensive income (loss)	(15,650)	(2,778)
Total shareholders’ equity	1,399,312	939,071
	$4,105,888	$5,265,163

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months ended December 31,		Twelve Months ended December 31,
	2008	2007	2008	2007
EARNINGS PER SHARE:
Basic:
Income (loss ) from continuing operations	$(4,486)	$2,058	$9,124	$3,874
Less preferred dividends	(6,627)	(7,035)	(21,237)	(26,733)
Income (loss) allocable to common shareholders from continuing operations	(11,113)	(4,977)	(12,113)	(22,859)
Total income (loss ) from discontinued operations	(6,869)	29,176	(659)	72,977
Net income (loss) allocable to common shareholders	$(17,982)	$24,199	$(12,772)	$50,118

Weighted average number of common shares outstanding	86,895,674	62,461,438	67,872,590	64,910,123

Income (loss) per common share-basic:
Income (loss) from continuing operations	$(0.13)	$(0.08)	$(0.18)	$(0.35)
Income (loss ) from discontinued operations	(0.08)	0.47	(0.01)	1.12
Net income (loss )	$(0.21)	$0.39	$(0.19)	$0.77

Diluted:
Income (loss) allocable to common shareholders from continuing operations- basic	$(11,113)	$(4,977)	$(12,113)	$(22,859)
Incremental loss attributed to assumed conversion of dilutive securities	—	—	—	—
Income (loss) allocable to common shareholders from continuing operations	(11,113)	(4,977)	(12,113)	(22,859)
Total income (loss) from discontinued operations	(6,869)	29,176	(659)	72,977
Net income (loss) allocable to common shareholders	$(17,982)	$24,199	$(12,772)	$50,118

Weighted average number of common shares used in calculation of basic earnings per share	86,895,674	62,461,438	67,872,590	64,910,123
Add incremental shares representing:
Shares issuable upon exercise of employee share options/non-vested shares	—	—	—	—
Shares issuable upon conversion of dilutive securities	—	—	—	—
Weighted average number of shares used in calculation of diluted earnings per share	86,895,674	62,461,438	67,872,590	64,910,123

Income (loss) per common share-diluted:
Income (loss) from continuing operations	$(0.13)	$(0.08)	$(0.18)	$(0.35)
Income (loss) from discontinued operations	(0.08)	0.47	(0.01)	1.12
Net income (loss)	$(0.21)	$0.39	$(0.19)	$0.77

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE AND COMPANY FUNDS FROM OPERATIONS PER SHARE (Continued)
(Unaudited and in thousands, except share and per share data)

	Three Months ended December 31,		Twelve Months ended December 31,
	2008	2007	2008	2007
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) allocable to common shareholders-basic	$(17,982)	$24,199	$(12,772)	$50,118
Adjustments:
Depreciation and amortization	50,350	67,387	241,986	247,611
Minority interests- OP units	(1,760)	(320)	(8,803)	14,547
Amortization of leasing commissions	1,191	370	2,684	1,252
Joint venture adjustment-depreciation	7,933	(1,056)	23,245	642
Preferred dividends- Series C	2,111	2,519	3,174	10,075
Gains on sale of properties	(1,166)	(70,934)	(44,957)	(110,742)
Taxes and minority interest on sale of property	—	673	1,385	2,422
Gains on sale of joint venture properties	—	(1,558)	—	(35,722)
Company FFO	$40,677	$21,280	$205,942	$180,203

Basic:
Weighted average shares outstanding-basic EPS	86,895,674	62,461,438	67,872,590	64,910,123
Operating partnership units	18,327,874	39,748,268	34,202,572	40,057,955
Preferred Shares- Series C	5,633,894	5,779,330	6,094,590	5,779,330
Weighted average shares outstanding-basic Company FFO	110,857,442	107,989,036	108,169,752	110,747,408
Company FFO per share	$0.37	$0.20	$1.90	$1.63

Diluted:
Weighted average shares outstanding – diluted EPS	86,895,674	62,461,438	67,872,590	64,910,123
Other	—	—	—	367
Operating partnership units	18,327,874	39,748,268	34,202,572	40,057,955
Preferred Shares- Series C	5,633,894	5,779,330	6,094,590	5,779,330
Weighted average shares outstanding – diluted Company FFO	110,857,442	107,989,036	108,169,752	110,747,775
Company FFO per share	$0.37	$0.20	$1.90	$1.63

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT.  Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance.  Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results.  FFO is intended to exclude generally accepted accounting principles (“GAAP”), historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time.  Historically, however, real estate values have risen or fallen with market conditions.  As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

Lexington computes FFO in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”).   FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.”  FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs.  FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units and Lexington’s Series C Cumulative Convertible Preferred Shares because these securities are convertible, at the holder’s option, into Lexington’s common shares.  Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted.  Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
Major Markets
12/31/2008

	Core Based Statistical Area (2)	% of Annualized GAAP Base Rent at 12/31/2008 (1)
1	Dallas-Fort Worth-Arlington, TX	8.1%
2	Los Angeles-Long Beach-Santa Ana, CA	7.2%
3	Houston-Sugar Land-Baytown, TX	5.7%
4	New York-Northern New Jersey-Long Island, NY-NJ-PA	5.6%
5	Memphis, TN-MS-AR	3.6%
6	Baltimore-Towson, MD	3.4%
7	Atlanta-Sandy Springs-Marietta, GA	3.2%
8	Orlando-Kissimmee, FL	3.0%
9	Kansas City, MO-KS	2.9%
10	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.7%
11	Detroit-Warren-Livonia, MI	2.4%
12	Richmond, VA	2.3%
13	Boston-Cambridge-Quincy, MA-NH	1.9%
14	Indianapolis-Carmel, IN	1.9%
15	Charlotte-Gastonia-Concord, NC-SC	1.9%
16	Beaumont-Port Arthur, TX	1.8%
17	Chicago-Naperville-Joliet, IL-IN-WI	1.8%
18	Salt Lake City, UT	1.7%
19	Columbus, OH	1.7%
20	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.5%
21	Phoenix-Mesa-Scottsdale, AZ	1.4%
22	San Francisco-Oakland-Fremont, CA	1.4%
23	San Antonio, TX	1.4%
24	Seattle-Tacoma-Bellevue, WA	1.4%
25	Denver-Aurora, CO	1.3%
26	Cincinnati-Middletown, OH-KY-IN	1.2%
27	Columbus, IN	1.2%
28	Miami-Fort Lauderdale-Pompano Beach, FL	1.2%
29	Las Vegas-Paradise, NV	1.1%
30	Honolulu, HI	1.0%
	Areas which account for 1% or greater of total GAAP base rent (3)	77.2%

Footnotes
(1) Calculated by annualizing the three months ended 12/31/2008 GAAP base rent recognized for consolidated properties owned as of 12/31/2008.
(2) A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.
(3) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
12/31/2008

Industry Category	% of Annualized GAAP Base Rent at 12/31/2008 (1)
Finance/Insurance	15.2%
Energy	10.1%
Automotive	8.6%
Technology	8.5%
Aerospace/Defense	7.0%
Food	6.8%
Consumer Products/Other	5.9%
Service	5.4%
Media/Advertising	5.3%
Healthcare	5.2%
Transportation/Logistics	4.8%
Retail Department & Discount	2.6%
Construction Materials	2.4%
Printing/Production	2.2%
Telecommunications	1.9%
Other	1.6%
Real Estate	1.4%
Apparel	1.4%
Retail - Specialty	1.3%
Security	1.0%
Retail - Electronics	1.0%
Health/Fitness	0.1%
Total (2)	100.0%

Footnotes
(1) Calculated by annualizing the three months ended 12/31/2008 GAAP base rent recognized for consolidated properties owned as of 12/31/2008.
(2) Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Other Revenue Data
12/31/2008

	Annualized GAAP Base Rent at 12/31/08 ($000) (1)	Percentage
Asset Class
Office	$278,724	76.1%
Industrial	$68,520	18.7%
Retail	$18,924	5.2%
	$366,168	100.0%
Credit Rating
Investment Grade	$168,548	46.0%
Non-Investment Grade	$44,228	12.1%
Unrated	$153,392	41.9%
	$366,168	100.0%

Footnotes
(1) Calculated by annualizing the three months ended 12/31/2008 GAAP base rent recognized for consolidated properties owned as of 12/31/2008.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
12/31/2008

Tenant or Guarantor	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	Annualized GAAP Base Rent at 12/31/08 ($000) (1)	Percentage of Annualized GAAP Base Rent at 12/31/2008 (1) (2)
Raytheon Company (4)	2	690,595	1.7%	$11,720	3.2%
Bank of America	9	701,193	1.7%	9,836	2.7%
Baker Hughes, Inc.	2	720,221	1.8%	9,320	2.5%
Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1	206,593	0.5%	8,840	2.4%
Dana Limited	6	1,902,414	4.7%	8,300	2.3%
Federal Express Corporation	3	702,976	1.8%	8,164	2.2%
Legg Mason Tower, Inc.	1	371,392	0.9%	7,968	2.2%
JPMorgan Chase Bank, NA	4	623,375	1.6%	7,928	2.2%
Harcourt, Inc.	2	915,098	2.3%	7,164	2.0%
Morgan, Lewis & Bockius, LLC (3)	1	293,170	0.7%	7,008	1.9%
	31	7,127,027	17.7%	$86,248	23.6%

Footnotes
(1) Calculated by annualizing the three months ended 12/31/2008 GAAP base rent recognized for consolidated properties owned as of 12/31/2008.
(2) Total shown may differ from detailed amounts due to rounding.
(3) Includes parking garage operations.
(4) Tenant's leases expired 12/31/08. Direct leases with current sub-tenants at one property. Effective 1/1/09, annualized GAAP rent approximates $7,505.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2009	3/31/2009	5757 Decatur Blvd.	Indianapolis	IN	—	Damar Services, Inc.	2002	5,756	44	44	10
		6277 Sea Harbor Dr.	Orlando	FL	—	Harcourt Brace Jovanovich, Inc.	1984	355,840	4,644	3,736	3,735
	4/30/2009	5550 Tech Center Dr.	Colorado Springs	CO	—	Federal Express Corporation	1982/2006	61,690	840	748	0
	8/31/2009	1311 Broadfield Blvd.	Houston	TX	—	Newpark Drilling Fluids, Inc. (Newpark Resources, Inc.)	2000	52,731	1,128	1,136	0
		2706 Media Center Dr.	Los Angeles	CA	—	Sony Electronics, Inc.	2000	20,203	288	272	0
	9/15/2009	15375 Memorial Dr.	Houston	TX	—	BP America Production Company	1985	349,674	3,600	4,252	0
	9/30/2009	100 Light St.	Baltimore	MD	—	Legg Mason Tower, Inc.	1973	371,392	7,968	7,968	0
	10/31/2009	10300 Kincaid Dr.	Fishers	IN	—	JPMorgan Chase Bank, NA	1999	193,000	3,384	2,776	0
	11/30/2009	5724 West Las Positas Blvd.	Pleasanton	CA	—	NK Leasehold	1984	40,914	828	680	0
	12/31/2009	1701 Market St.	Philadelphia	PA	(6)	Sun National Bank	1957/1997	5,315	212	212	0
2010	1/14/2010	421 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	2000	56,515	768	720	0
	1/31/2010	4848 129th East Ave.	Tulsa	OK	—	Metris Direct, Inc. (Metris Companies, Inc.)	2000	101,100	1,308	1,308	0
		389-399 Interpace Hwy.	Parsippany	NJ	—	Sanofi-aventis U.S., Inc. (Aventis Inc. and Aventis Pharma Holding GmbH)	1999	206,593	9,228	8,840	0
	2/10/2010	130 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	79,675	1,028	1,072	1,070
	2/28/2010	9950 Mayland Dr.	Richmond	VA	(9)	Circuit City Stores, Inc.	1990	288,000	2,860	2,792	4,079
	3/31/2010	120 East Shore Dr.	Glen Allen	VA	—	Capital One Services, Inc.	2000	77,045	1,000	1,008	1,042
	7/31/2010	350 Pine St.	Beaumont	TX	—	Honeywell International, Inc.	1981	7,045	108	108	0
	10/31/2010	12209 West Markham St.	Little Rock	AR	—	Entergy Arkansas, Inc.	1980	36,311	236	236	237
	11/30/2010	6200 Northwest Pkwy.	San Antonio	TX	—	United Healthcare Services, Inc.	2000	142,500	1,640	1,620	1,968
	12/31/2010	100 Barnes Rd.	Wallingford	CT	—	3M Company	1978/1985/1990/1993	44,400	628	604	475
2011	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	—	The Wackenhut Corporation	1996	96,118	1,812	1,812	2,402
	3/31/2011	1311 Broadfield Blvd.	Houston	TX	—	Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	103,260	2,284	2,276	0
	9/30/2011	200 Lucent Ln.	Cary	NC	—	Alcatel-Lucent USA, Inc.	1999	124,944	2,212	2,056	0
	11/30/2011	207 Mockingbird Ln.	Johnson City	TN	—	Sun Trust Bank	1979	63,800	676	756	675
	12/20/2011	15 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	17,610	328	328	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	—	Daimler Chrysler Services North America, LLC	2001	130,290	3,660	3,456	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	—	Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,864	1,792	0
		4000 Johns Creek Pkwy.	Suwanee	GA	—	Kraft Foods North America, Inc.	2001	73,264	1,384	1,388	0
		1275 Northwest 128th St.	Clive	IA	—	Principal Life Insurance Company	2004	61,180	800	800	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6)	Car-Tel Communications, Inc.	1957/1997	1,220	48	48	0
		3940 South Teller St.	Lakewood	CO	—	Travelers Express Company, Inc.	2002	68,165	1,168	864	1,295
	4/30/2012	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	12,356	80	80	0
	6/30/2012	275 South Valencia Ave.	Brea	CA	—	Bank of America NT & SA	1983	637,503	8,712	8,796	0
	8/31/2012	2300 Litton Ln.	Hebron	KY	—	AGC Automotive Americas Company (AFG Industries, Inc.)	1986/1996	21,542	204	204	0
		5757 Decatur Blvd.	Indianapolis	IN	—	Allstate Insurance Company	2002	84,200	1,372	1,548	0
	10/31/2012	4455 American Way	Baton Rouge	LA	—	Bell South Mobility, Inc.	1997	70,100	1,096	1,112	1,207
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	—	Playboy Enterprises, Inc.	2000	63,049	1,444	1,256	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	—	Avnet, Inc.	1997	176,402	2,308	2,260	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	—	Hartford Fire Insurance Company	1984	153,364	1,680	1,624	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	—	Gartner, Inc.	1998	62,400	1,080	1,092	0
		2300 Litton Ln.	Hebron	KY	—	FTJ FundChoice, LLC	1986/1996	9,164	52	48	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
		3476 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Home Mortgage, Inc.	2004	169,083	3,016	3,020	0
		810 & 820 Gears Rd.	Houston	TX	—	IKON Office Solutions, Inc.	2000	157,790	2,232	2,256	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	—	BJC Health System	1981	52,994	384	528	0
		8900 Freeport Pkwy.	Irving	TX	—	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	4,748	4,888	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	—	Lockheed Martin Corporation	1982	184,000	960	1,868	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	4,628	4,880	0
		859 Mount Vernon Hwy.	Atlanta	GA	—	International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	1,184	1,028	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)	JPMorgan Chase Bank, NA	1998	179,300	1,748	1,748	0
	7/31/2013	2300 Litton Ln.	Hebron	KY	—	Zwicker & Associates, P.C.	1986/1996	37,234	112	108	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)	Corinthian Colleges, Inc.	2003	59,927	1,244	1,160	0
	11/30/2013	1110 Bayfield Dr.	Colorado Springs	CO	—	Honeywell International, Inc.	1980/1990/2002	166,575	1,672	1,600	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	—	Xerox Corporation	1973/1975/1982	202,000	3,500	3,392	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	—	New Cingular Wireless PCS, LLC	1998	81,859	1,780	1,868	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	—	Morgan, Lewis & Bockius, LLC	1957/1997	293,170	4,464	4,464	5,149
		6226 West Sahara Ave.	Las Vegas	NV	—	Nevada Power Company	1982	282,000	7,736	4,008	2,754
	2/28/2014	1500 Hughes Way	Long Beach	CA	(8)	Fluor Enterprises, Inc. (Prior tenant Raytheon Company)	1981	86,610	0	0	0
	3/15/2014	101 East Erie St.	Chicago	IL	—	Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	230,684	4,160	5,032	0
	5/31/2014	3480 Stateview Blvd.	Fort Mill	SC	—	Wells Fargo Bank N.A.	2004	169,218	3,396	3,448	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	—	Anadarko Petroleum Corporation	2003	101,111	1,608	1,628	0
		350 Pine St.	Beaumont	TX	—	Entergy Gulf States, Inc.	1981	125,406	1,064	1,264	0
	9/30/2014	333 Mt. Hope Ave.	Rockway	NJ	—	BASF Corporation	1981/2002/2004	95,500	2,244	2,124	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	—	Alstom Power, Inc.	1997	84,404	1,568	1,620	0
		2800 Waterford Lake Dr.	Midlothian	VA	—	Alstom Power, Inc.	2000	99,057	1,952	2,016	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	—	Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/2004	115,558	2,024	2,848	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,056	2,152	0
		22011 Southeast 51st St.	Issaquah	WA	—	OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,888	1,936	0
	12/31/2014	180 South Clinton St.	Rochester	NY	(6)	Frontier Corporation	1988/2000	226,000	2,976	2,968	0
		275 Technology Dr.	Canonsburg	PA	—	ANSYS, Inc.	1996	107,872	1,240	1,376	0
		3535 Calder Ave.	Beaumont	TX	—	Compass Bank	1977	49,639	684	684	0
		400 Butler Farm Rd.	Hampton	VA	—	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	996	1,180	0
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	—	Federal-Mogul Corporation	1963/1965/1988/1989	187,163	1,160	1,420	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	—	Equant, Inc. (Equant N.V.)	1984/1988/1992	125,293	2,008	2,132	0
	6/30/2015	389-399 Interpace Hwy.	Parsippany	NJ	—	Cadbury Schweppes Holdings	1999	133,647	212	212	0
	7/1/2015	33 Commercial St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,436	3,436	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	—	Motel 6 Operating L.P. (Accor S.A.)	2003	138,443	3,244	3,268	3,612
	9/27/2015	10001 Richmond Ave.	Houston	TX	—	Baker Hughes, Inc.	1976/1984	554,385	0	7,376	6,596
		12645 West Airport Rd.	Sugar Land	TX	—	Baker Hughes, Inc.	1997	165,836	0	1,944	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)	InVentiv Communications, Inc.	2000	97,000	1,112	1,256	0
		550 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1999	125,920	3,048	1,744	0
		600 Business Center Dr.	Lake Mary	FL	—	JPMorgan Chase Bank, NA	1996	125,155	3,148	1,660	0
	10/31/2015	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Bull HN Information Systems, Inc.	1981/1982	42,320	616	656	0
2016	3/31/2016	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Money Management International	1981/1982	28,710	612	636	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized CashRent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	—	Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	2,160	3,188	2,531
		2000 Eastman Dr.	Milford	OH	—	Siemens Product Lifecycle Management Software, Inc.	1991	221,215	2,488	1,824	2,426
	7/31/2016	1600 Viceroy Dr.	Dallas	TX	—	Visiting Nurse Association	1986	48,027	576	544	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	Associated Billing Services, LLC	1981/1982	17,767	300	308	0
	10/31/2016	104 & 110 South Front St.	Memphis	TN	—	Hnedak Bobo Group, Inc.	1871/1988/1999	37,229	484	500	0
	11/30/2016	4000 Johns Creek Pkwy.	Suwanee	GA	—	Perkin Elmer Instruments, LLC	2001	13,955	220	232	0
	12/31/2016	37101 Corporate Dr.	Farmington Hills	MI	—	TEMIC Automotive of North America, Inc.	2001	119,829	3,072	2,440	0
2017	1/31/2017	6301 Gaston Ave.	Dallas	TX	—	Wells Fargo	1970/1981	16,431	224	224	0
	4/30/2017	555 Dividend Dr.	Coppell	TX	—	Brinks, Inc.	2002	101,844	1,860	1,916	0
		1315 W. Century Dr.	Louisville	CO	—	Global Healthcare Exchange	1987	106,877	1,252	1,600	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	—	The Shaw Group, Inc.	2001/2002	128,500	2,196	2,396	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	—	US Government	1987	159,664	2,952	3,384	0
	5/31/2018	2300 Litton Ln.	Hebron	KY	—	Great American Insurance Company	1986/1996	3,145	16	16	99
	6/14/2018	17 Nijborg	3927 DA Renswoude	The Netherlands	—	AS Watson (Health and Beauty Continental Europe, BV)	1993/1994	114,195	2,912	2,316	0
	7/31/2018	180 Rittenhouse Cir.	Bristol	PA	—	Jones Management Service Company	1981/1998	96,000	1,032	1,100	0
		4200 RCA Blvd.	Palm Beach Gardens	FL	—	Office Suites Plus Properties, Inc.	1996	18,400	420	448	0
	9/15/2018	295 Chipeta Way	Salt Lake City	UT	—	Northwest Pipeline Corporation	1982	295,000	6,320	6,320	3,463
	9/30/2018	1701 Market St.	Philadelphia	PA	(6)	Brinker Corner Bakery II, LLC	1957/1997	8,070	192	212	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	—	Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,888	1,976	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	—	Swiss Re American Holding Corporation	1980/1990/2004/2005	320,198	4,728	4,760	0
	12/31/2018	1500 Hughes Way	Long Beach	CA	(8)	Molina Healthcare, Inc. (Prior tenant Raytheon Company)	1981	158,074	0	0	0
2019	1/31/2019	1600 Viceroy Dr.	Dallas	TX	—	TFC Services, Inc. (Freeman Decorating Co.)	1986	110,080	1,100	1,488	0
	3/31/2019	1500 Hughes Way	Long Beach	CA	(8)	Jacobs Engineering Group, Inc. (Prior tenant Raytheon Company)	1981	83,919	0	0	0
	4/1/2019	9201 Stateline Rd.	Kansas City	MO	—	Swiss Re American Holding Corporation	1963/1973/1985/2003	155,925	2,064	2,064	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	—	Federal Express Corporation	1982/1983/1985	521,286	7,324	7,012	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	—	Cummins, Inc.	1984	390,100	4,272	4,540	4,925
	9/30/2019	13430 North Black Canyon Fwy.	Phoenix	AZ	—	Brown Mackie College-Phoenix, Inc.	1981/1982	24,834	0	0	0
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	—	John Wiley & Sons, Inc.	1999	141,047	2,396	2,268	0
	12/31/2019	850-950 Warrenville Rd.	Lisle	IL	(5)	National Louis University	1985	99,329	1,276	1,676	0
2020	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)	Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	136,789	2,164	2,248	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)	Hagemeyer North America, Inc.	2005	50,076	764	840	0
2021	2/28/2021	5550 Britton Pkwy.	Hilliard	OH	(5)	BMW Financial Services NA, LLC	2006	220,966	3,012	2,608	0
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	—	New Jersey Natural Gas Company	1983	157,511	2,924	2,924	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	—	CAE SimuFlite, Inc.	2006/2008	123,734	2,272	2,328	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	—	Harvard Vanguard Medical Assoc.	1910	52,337	1,532	1,620	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	—	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,072	2,952	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	3,512	3,904	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	—	Infocrossing, LLC (Infocrossing, Inc.)	1988/1995	85,200	1,168	1,168	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	—	(i) Structure, LLC (Infocrossing, Inc.)	1998	60,000	1,128	1,128	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
NA	NA	10 John St.	Clinton	CT	(7)	(Available for Lease)(Prior tenant Unilever Supply Chain, Inc.)	1972	41,188	712	364	0
		100 Light St.	Baltimore	MD	—	(Available for Lease)	1973	12,648	0	0	0
		1500 Hughes Way	Long Beach	CA	(7)	(Available for Lease)(Prior tenant Raytheon Company)	1981	161,451	16,988	10,040	0
		160 Clairemont Ave.	Decatur	GA	—	(Available for Lease)	1983	64,494	0	0	0
		1600 Viceroy Dr.	Dallas	TX	—	(Available for Lease)	1986	54,637	0	0	0
		1701 Market St.	Philadelphia	PA	—	Parking Operators	1957/1997	-	2,544	2,544	0
		255 California St.	San Francisco	CA	—	(Available for Lease)	1959	12,435	0	0	0
		350 Pine St.	Beaumont	TX	—	(Available for Lease)	1981	91,215	0	0	0
		6301 Gaston Ave.	Dallas	TX	—	(Available for Lease)	1970/1981	68,742	0	0	0
		1032 Fort St. Mall	Honolulu	HI	—	Parking Operators	1979/2002	-	1,556	1,556	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	—	(Available for Lease)	1981/1982	24,799	0	0	0
		100 East Shore Dr.	Glen Allen	VA	—	(Available for Lease)	1999	3,263	0	0	0
		1770 Cartwright Rd.	Irvine	CA	—	(Available for Lease)	1982	44,531	0	0	0
		King St.	Honolulu	HI	—	(Available for Lease)	1979/2002	10,629	0	0	0
Various	Various	100 Light St.	Baltimore	MD	—	Multi-Tenant	1973	139,200	4,612	4,612	0
		160 Clairemont Ave.	Decatur	GA	—	Multi-Tenant	1983	57,192	704	704	0
		255 California St.	San Francisco	CA	—	Multi-Tenant	1959	157,492	4,112	4,460	0
		350 Pine St.	Beaumont	TX	—	Multi-Tenant	1981	201,532	4,500	4,712	0
		6301 Gaston Ave.	Dallas	TX	—	Multi-Tenant	1970/1981	88,682	1,292	1,292	0
		100 East Shore Dr.	Glen Allen	VA	—	Multi-Tenant	1999	64,245	1,576	1,616	0
		1770 Cartwright Rd.	Irvine	CA	—	Multi-Tenant	1982	104,663	1,840	2,480	0
		King St.	Honolulu	HI	—	Multi-Tenant	1979/2002	228,662	1,356	1,312	990
OFFICE TOTAL/WEIGHTED AVERAGE						96.6% Leased		17,496,829	$277,928	$278,724

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2009	1/31/2009	191 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	1999	102,960	0	0	0
	5/31/2009	200 Arrowhead Dr.	Hebron	OH	—	Owens Corning Insulating Systems, LLC	2000	401,260	1,028	984	0
	12/31/2009	75 North St.	Saugerties	NY	—	Rotron, Inc. (EG&G)	1979	52,000	124	232	122
2010	4/30/2010	2203 Sherrill Dr.	Statesville	NC	—	LA-Z-Boy Greensboro, Inc. (LA-Z-Boy Inc.)	1999/2002	639,600	1,648	1,904	1,813
	12/31/2010	113 Wells St.	North Berwick	ME	—	United Technologies Corporation	1965/1980	820,868	2,344	2,344	1,811
2011	3/31/2011	2455 Premier Dr.	Orlando	FL	—	Walgreen Company	1980	205,016	508	784	508
	5/31/2011	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods North America, Inc.	2001	344,700	1,608	1,576	0
	9/25/2011	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	2,440	2,372	0
	9/30/2011	1601 Pratt Ave.	Marshall	MI	—	Joseph Campbell Company	1979	58,300	124	124	0
2012	8/4/2012	101 Michelin Dr.	Laurens	SC	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1991/1993	1,164,000	3,412	3,304	2,619
		7111 Crabb Rd.	Temperance	MI	—	CEVA Logistics US, Inc. (TNT Holdings BV)	1978/1993	744,570	2,288	2,212	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	—	Tower Automotive Operations USA I, LLC (Tower Automotive Holdings I, LLC)	1996/1998	290,133	1,884	1,836	0
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	—	Exel Logistics, Inc. (NFC plc)	1985	252,000	868	864	0
2013	10/31/2013	7150 Exchequer Dr.	Baton Rouge	LA	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2005	79,086	460	440	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	—	CEVA Logistics US, Inc. (TNT Holdings BV)	2004	595,346	1,052	1,052	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	—	Corporate Express Office Products, Inc. (Corporate Express US, Inc.)	1998/2006	196,946	824	808	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	90,000	332	316	446
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	—	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	452	488	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	—	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	956	916	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	—	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	3,332	3,428	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	—	The Hillman Group, Inc.	1991/1994/1995/2005	247,088	792	792	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1989/2006	222,200	684	684	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	—	Sears, Roebuck & Company	1973	780,000	1,592	1,696	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	—	The McGraw-Hill Companies, Inc.	2002	330,988	1,152	1,164	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	—	Steelcase, Inc.	2002	244,851	1,064	1,088	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	—	Versacold USA, Inc.	2000	296,972	2,612	2,596	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	—	ODW Logistics, Inc.	1973	772,450	1,348	1,344	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/2008	221,833	956	956	0
2019	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	—	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,292	2,612	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	—	James Hardie Building Products, Inc. (James Hardie NV)	1996/2001	335,610	3,400	3,400	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	—	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	1,112	1,276	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	—	Mimeo.com, Inc.	1987	107,405	376	372	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	—	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/1995	443,380	4,744	0	1,802
2021	3/30/2021	121 Technology Dr.	Durham	NH	—	Heidelberg Web Systems, Inc.	1986/2002/2003	500,500	2,076	1,996	0
	3/31/2021	6050 Dana Way	Antioch	TN	—	W.M Wright Company	1999	338,700	1,016	1,016	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	—	Federal Express Corporation	1984/1987/2005	120,000	480	404	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	—	Quickie Manufacturing Corporation	1998/2001/2006	423,280	1,244	1,356	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	2,980	3,092	0
2023	4/30/2023	3600 Southgate Dr.	Danville	IL	—	The Sygma Network, Inc. (Sysco Corporation)	2000/2008	201,369	1,720	1,720	1,027
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	—	Dana Light Axle Products, LLC (Dana Limited)	1988/1999	336,350	1,344	1,344	1,402

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
		4010 Airpark Dr.	Owensboro	KY	—	Dana Structural Products, LLC (Dana Limited)	1998/2006	211,598	1,208	1,208	829
		301 Bill Bryan Rd.	Hopkinsville	KY	—	Dana Structural Products, LLC (Dana Limited)	1989/1999/2000/2005	424,904	1,688	1,688	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	2001	167,770	536	536	558
		750 North Black Branch Rd.	Elizabethtown	KY	—	Dana Structural Products, LLC (Dana Limited)	1995/2000/2001	539,592	2,840	2,840	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	—	Royal Appliance Manufacturing Company	1997	458,000	1,944	2,252	2,164
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	—	Libbey Glass, Inc. (Libbey Inc.)	2006	646,000	1,940	2,164	0
NA	NA	1109 Commerce Blvd.	Swedesboro	NJ	(7)	(Available for Lease)(Prior tenant Linens-n-Things, Inc.)	1998	262,644	1,260	1,260	0
		1665 Hughes Way	Long Beach	CA	(7)	(Available for Lease)(Prior tenant Raytheon Company)	1981	200,541	2,984	1,680	0
		191 Arrowhead Dr.	Hebron	OH	—	(Available for Lease)	1999	147,450	0	0	0
		250 Rittenhouse Cir.	Bristol	PA	—	(Available for Lease)	1983/1997	255,019	0	0	0
		3350 Miac Cove Rd.	Memphis	TN	—	(Available for Lease)	1987	33,954	0	0	0
		34 East Main St.	New Kingstown	PA	—	(Available for Lease)	1981	179,200	0	0	0
		46600 Port St.	Plymouth	MI	—	(Available for Lease)	1996	134,160	0	0	0
		6 Doughten Rd.	New Kingstown	PA	—	(Available for Lease)	1989	330,000	0	0	0
		6050 Dana Way	Antioch	TN	—	(Available for Lease)	1999	338,700	0	0	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						90.5% Leased		19,858,188	$73,068	$68,520

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2009	1/31/2009	35400 Cowan Rd.	Westland	MI	—	Sam’s Real Estate Business Trust	1987/1997	101,402	752	752	0
	3/31/2009	2500 E. Carrier Pkwy.	Grand Prairie	TX	—	Grocer's Supply	1984	49,349	496	372	274
	9/30/2009	1032 Fort St. Mall	Honolulu	HI	—	Macy's Department Stores, Inc.	1979/2002	85,610	988	972	990
	12/31/2009	3468 Georgia Hwy. 120	Duluth	GA	—	Bank of America, N.A. (Bank of America Corporation)	1971	9,300	144	152	133
		4733 Hills & Dales Rd.	Canton	OH	—	Bally's Total Fitness of the Midwest (Bally's Health & Tennis Corporation)	1987	37,214	448	400	0
2010	5/31/2010	24th St. West & St. John’s Ave.	Billings	MT	—	Safeway Stores, Inc.	1981	40,800	188	332	186
	7/1/2010	1600 East 23rd St.	Chattanooga	TN	—	BI-LO, LLC	1983	42,130	128	128	134
2011	5/31/2011	18601 Alderwood Mall Blvd.	Lynnwood	WA	—	Toys “R” Us, Inc.	1981/1993	43,105	280	300	279
		4811 Wesley St.	Greenville	TX	—	Safeway Stores, Inc.	1985	48,492	172	240	171
		12535 Southeast 82nd Ave.	Clackamas	OR	—	Toys “R” Us, Inc.	1981	42,842	304	324	298
		6910 South Memorial Hwy.	Tulsa	OK	—	Toys “R” Us, Inc.	1981	43,123	256	272	255
	9/30/2011	928 First Ave.	Rock Falls	IL	—	Rock Falls Country Market, LLC (Rock Island Country Market, LLC)	1982	27,650	92	96	140
	12/29/2011	13133 Steubner Ave.	Houston	TX	—	The Kroger Company	1980	52,200	280	404	281
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	264	0
		119 North Balboa Rd.	El Paso	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	136	0
		402 East Crestwood Dr.	Victoria	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	164	116	0
		4121 South Port Ave.	Corpus Christi	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	136	0
		900 South Canal St.	Carlsbad	NM	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	104	0
		901 West Expwy.	McAllen	TX	—	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	164	164	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	—	Minyard Food Stores, Inc.	1985	44,000	304	360	304
	11/30/2012	101 West Buckingham Rd.	Garland	TX	—	Minyard Food Stores, Inc.	1982	40,000	324	324	326
		120 South Waco St.	Hillsboro	TX	—	Brookshire Grocery	1985	35,000	160	188	161
		1415 Hwy. 377 East	Granbury	TX	—	The Kroger Company	1982	65,417	204	316	204
		205 Homer Rd.	Minden	LA	—	Brookshire Grocery	1985	35,000	192	284	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	—	Food Lion, Inc.	1981	23,000	72	72	73
		104 Branchwood Shopping Center	Jacksonville	NC	—	Food Lion, Inc.	1982/1995	23,000	84	112	84
		291 Talbert Blvd.	Lexington	NC	—	Food Lion, Inc.	1981	23,000	140	140	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	—	Food Lion, Inc.	1982	23,000	60	124	62
		3211 West Beverly St.	Staunton	VA	—	Food Lion, Inc.	1971	23,000	164	164	166
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	—	The Kroger Company	1982	31,170	160	212	159
		302 Coxcreek Pkwy.	Florence	AL	—	The Kroger Company	1983	42,130	224	312	223
	10/31/2013	1084 East Second St.	Franklin	OH	—	Marsh Supermarkets, Inc.	1961/1978	29,119	112	156	111
		130 Midland Ave.	Port Chester	NY	—	Pathmark Stores, Inc.	1982	59,000	676	1,196	458
		5104 North Franklin Rd.	Lawrence	IN	—	Marsh Supermarkets, Inc.	1958	28,721	192	192	193
		3501 US 601 South	Concord	NC	—	Food Lion, Inc.	1983	32,259	196	184	197

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
		2526 Little Rock Road	Charlotte	NC	—	Food Lion, Inc.	1982/1997	33,640	96	152	98
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	—	Associated Wholesale Grocers Inc.	1984	30,757	332	76	185
	12/31/2014	1066 Main St.	Forest Park	GA	—	Bank of America, N.A. (Bank of America Corporation)	1969	14,859	216	188	199
		201 West Main St.	Cumming	GA	—	Bank of America, N.A. (Bank of America Corporation)	1968/1982	14,208	216	288	198
		2223 North Druid Hills Rd.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	1972	6,260	120	96	112
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	—	Bank of America, N.A. (Bank of America Corporation)	1972	4,565	96	76	88
		825 Southway Dr.	Jonesboro	GA	—	Bank of America, N.A. (Bank of America Corporation)	1971	4,894	84	64	77
		956 Ponce de Leon Ave.	Atlanta	GA	—	Bank of America, N.A. (Bank of America Corporation)	1975	3,900	84	88	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	—	Bank of America, N.A. (Bank of America Corporation)	1973	5,704	104	88	95
2015	1/25/2015	3711 Gateway Dr.	Eau Claire	WI	—	Kohl's Department Stores, Inc.	1994	76,164	468	460	487
	1/31/2015	1700 State Route 160	Port Orchard	WA	—	Save-A-Lot, Ltd.	1983	16,037	80	80	97
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	—	Malone’s Food Stores	1960	68,024	360	480	376
	11/30/2017	10340 U.S. 19	Port Richey	FL	—	Kingswere Furniture	1980	53,820	0	0	400
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	—	Best Buy Company, Inc.	1995	46,350	464	464	465
		399 Peachwood Centre Dr.	Spartanburg	SC	—	Best Buy Company, Inc.	1996	45,800	396	396	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	(7)	Mighty Dollar, LLC (Prior tenant Food Lion, Inc.)	1983	23,767	68	68	0
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	—	Kmart Corporation	1992	94,970	696	328	0
		12080 Carmel Mountain Rd.	San Diego	CA	—	Sears Holding Corporation	1993	107,210	788	752	0
		21082 Pioneer Plaza Dr.	Watertown	NY	—	Kmart Corporation	1993	120,727	1,164	480	0
		255 Northgate Dr.	Manteca	CA	—	Kmart Corporation	1993	107,489	1,236	556	0
		5350 Leavitt Rd.	Lorain	OH	—	Kmart Corporation	1993	193,193	1,752	732	0
		97 Seneca Trail	Fairlea	WV	—	Kmart Corporation	1993/1999	90,933	816	348	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	—	Ong’s Family Inc.	1984	61,000	240	404	0
2028	1/31/2028	2010 Apalachee Pkwy.	Tallahassee	FL	—	Kohl's Department Stores, Inc.	2007	102,381	400	420	484
	8/31/2028	9803 Edmonds Way	Edmonds	WA	—	PCC Natural Markets	1981	34,459	604	604	0
NA	NA	1700 State Route 160	Port Orchard	WA	—	(Available for Lease)	1983	11,931	0	0	0
		5402 4th St.	Lubbock	TX	—	(Available for Lease)	1978	53,820	0	0	0
		5544 Atlanta Hwy.	Montgomery	AL	—	(Available for Lease)	1980/2007	60,698	0	0	0
		9400 South 755 East	Sandy	UT	—	(Available for Lease)	1981	41,612	0	0	0
		811 US Hwy. 17	North Myrtle Beach	SC	(7)	(Available for Lease)(Prior tenant Food Lion, Inc.)	1981	41,021	48	1,236	0
	RETAIL TOTAL/WEIGHTED AVERAGE					92.6% Leased		2,810,226	19,704	18,924

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					93.31% Leased		40,165,243	370,700	366,168

Footnotes
(1)	Square foot leased or vacant includes those tenants with month-to-month leases.
(2)	Calculated by annualizing the three months ended 12/31/08 cash rent.
(3)	Calculated by annualizing the three months ended 12/31/08 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Rents from tenants prior to expiration of lease, prior tenant has vacated.
(8)	Direct lease with current sub-tenants at property. 2009 annual cash and GAAP rents are estimated to be $5,287 and $7,024, respectively.
(9)	Tenant filed Chapter 7 bankruptcy. Expects to vacate premises in 1Q 2009.

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2009	9/30/2009	109 Stevens St.	Jacksonville	FL	(5)	Unisource Worldwide, Inc.	1959/1967	168,800	636	584	0
2010	10/31/2010	265 Lehigh St.	Allentown	PA	—	Wachovia Bank N.A.	1980	71,230	248	572	261
		5201 West Barraque St.	Pine Bluff	AR	—	Entergy Services, Inc.	1964/1973	27,189	192	192	192
2011	5/31/2011	1200 Jupiter Rd.	Garland	TX	—	Raytheon Company	1980	278,759	1,508	2,052	1,588
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	—	Honeywell International, Inc.	1986/1997/2000	252,300	2,452	3,100	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)	Electronic Data Systems LLC	2002	405,000	2,852	2,968	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	—	Lithia Motors	1982	10,000	276	236	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	—	Advance PCS, Inc.	2002	59,748	900	900	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	—	Kingsport Power Company	1981	42,770	312	308	310
		8555 South River Pkwy.	Tempe	AZ	(6)	ASM Lithography, Inc. (ASM Lithography Holding NV)	1998	95,133	2,356	2,212	0
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	—	Northrop Grumman Systems Corporation	1995	94,841	652	652	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	—	Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	1,476	652	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	—	Siemens Dematic Postal Automation, L.P.	2003	236,547	2,420	2,680	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)	Kelsey-Hayes Company (TRW Automotive Inc.)	1987/1988/1990	180,230	1,988	2,072	0
	6/30/2014	70 Mechanic St.	Foxboro	MA	—	Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/1971	251,914	0	0	2,817
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)	SKF USA, Inc.	1996	72,868	396	396	0
2015	6/30/2015	1901 49th Ave.	Minneapolis	MN	(5)	Owens Corning Roofing and Asphalt, LLC	2003	18,620	588	588	0
		2935 Van Vactor Dr.	Plymouth	IN	—	Bay Valley Foods, LLC	2000/2003	300,500	780	808	853
		3711 San Gabriel	Mission	TX	—	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	900	1,020	0
		2500 Patrick Henry Pkwy.	McDonough	GA	—	Georgia Power Company	1999	111,911	1,476	1,540	0
	9/27/2015	9110 Grogans Mill Rd.	Houston	TX	—	Baker Hughes, Inc.	1992	275,750	0	3,180	0
		2529 West Thorne Dr.	Houston	TX	—	Baker Hughes, Inc.	1982/1999	66,243	0	836	0
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	—	Nextel of Texas	2001	108,800	1,524	1,616	0
	5/14/2016	6455 State Hwy. 303 Northeast	Bremerton	WA	—	Nextel West Corporation	2002	60,200	1,084	1,164	0
	9/30/2016	1440 East 15th St.	Tucson	AZ	—	Cox Communications, Inc.	1988	28,591	480	548	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)	Corning, Inc.	2006	408,000	1,140	784	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	—	American Golf Corporation	1991/1996	13,924	476	480	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	—	Experian Information Solutions, Inc. (Experian North America)	1981/1983	292,700	3,072	3,712	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	—	Litton Loan Servicing, L.P.	2007	62,218	1,120	1,120	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	—	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972	246,508	764	820	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	—	VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,436	1,572	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)	VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	1,240	1,364	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	—	Montgomery County Management Company, LLC	2004	41,000	772	1,136	0
		9601 Renner Blvd.	Lenexa	KS	(6)	VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,260	1,392	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies -  Net Lease Strategic Assets Fund Portfolio - 12/31/08

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/Renovated/ Expanded	Sq Ft. Leased or Available (1)	Annualized Cash Rent ($000) (2)	Annualized GAAP Rent ($000) (3)	Fixed Rent at Next Option ($000) (4)
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	—	TI Group Automotive Systems, LLC (TI Automotive Ltd.)	2005	133,221	1,200	1,200	0
	6/30/2020	10419 North 30th St.	Tampa	FL	—	Time Customer Service, Inc.	1986	132,981	1,256	1,416	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)	Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,256	1,148	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	—	KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	1,116	1,252	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	—	Dana Commercial Vehicle Products, LLC (Dana Limited)	1999/2004	150,945	1,844	1,932	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	—	Owens Corning, Inc.	2001/2005	420,597	2,184	2,168	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	—	Parkway Chevrolet, Inc. (R. Durdin, J. Durdin)	2005	77,076	1,276	1,508	0
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	932	1,172	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					100.0% Leased		6,104,205	47,840	55,052

Footnotes
(1)	Square foot leased or vacant includes those tenants with month-to-month leases.
(2)	Calculated by annualizing the three months ended 12/31/08 cash rent.
(3)	Calculated by annualizing the three months ended 12/31/08 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.

LEXINGTON REALTY TRUST
2009 Mortgage Maturities by Property Type
12/31/2008

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Original Gross Book Value ($000) (3)	Annualized Cash Rent ($000) (1)	Annualized GAAP Rent ($000) (2)
Office	1500 Hughes Way	Long Beach	CA	490,054	$-	01/2009	$112,383	$16,988	$10,040
	15375 Memorial Dr.	Houston	TX	349,674	$18,229	10/2009	$45,792	$3,600	$4,252
	180 Rittenhouse Cir. (4)	Bristol	PA	96,000	$5,228	04/2009	$8,782	$1,032	$1,100
	255 California St.	San Francisco	CA	169,927	$20,000	12/2009	$53,772	$4,112	$4,460
	295 Chipeta Way	Salt Lake City	UT	295,000	$-	10/2009	$55,404	$6,320	$6,320
	5724 West Las Positas Blvd.	Pleasanton	CA	40,914	$3,808	12/2009	$6,544	$828	$680
Industrial	1133 Poplar Creek Rd.	Henderson	NC	196,946	$3,854	05/2009	$7,442	$824	$808
	1665 Hughes Way	Long Beach	CA	200,541	$-	01/2009	$18,419	$2,984	$1,680
	250 Swathmore Ave.	High Point	NC	244,851	$7,741	10/2009	$13,248	$1,064	$1,088
	7150 Exchequer Dr. (5)	Baton Rouge	LA	79,086	$1,478	03/2009	$4,001	$460	$440
Retail	35400 Cowan Rd.	Westland	MI	101,402	$-	09/2009	$7,221	$752	$752
	4733 Hills & Dales Rd.	Canton	OH	37,214	$-	02/2009	$4,422	$448	$400

	Total 2009 Mortgage Maturities			2,301,609	$60,338		$337,430	$39,412	$32,020

Footnotes
(1)	Calculated by annualizing the three months ended 12/31/2008 cash rent.
(2)	Calculated by annualizing the three months ended 12/31/2008 GAAP rent.
(3)	Represents original GAAP capitalized costs.
(4)	Property sold subsequent to December 31, 2008 and mortgage satisfied.
(5)	Neither the lender nor Lexington, elected to call/put debt at 3/1/09. Earliest call/put date is currently 6/1/09.

LEXINGTON REALTY TRUST
2008 Fourth Quarter Disposition Summary

	DISPOSITIONS - LEASED PROPERTIES

	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain (Impairment) Recognized ($000)	Cash Cap Rate	Month of Disposition
1	GFS Realty, Inc. (Giant Food, Inc.)	Rockville	MD	Retail	$1,475	$899	7.8%	Oct
2	Bank of America	Elizabeth	NJ	Office	$4,850	$(236)	7.6%	Nov
3	Bank of America	Plainsboro	NJ	Office	$850	$267	8.2%	Dec
4	Safeway Stores, Inc. - 9 Properties (1)	Various	Various	Retail	$23,650	$(2,248)	9.2%	Dec
5	Multi-Tenant	Evanston	WY	Office	$430	$(2,487)	6.7%	Dec
13	TOTAL DISPOSITIONS				$31,255	$(3,805)	8.8%

	DISPOSITIONS - VACANT

	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Gain (Impairment) Recognized ($000)	Month of Disposition
1	Vacant	Littleton	CO	Retail	$815	$-	Dec
2	Vacant	Cheyenne	WY	Retail	$700	$(2,193)	Dec
3	Vacant	Farmington Hills	MI	Office	$6,000	$(754)	Dec
4	Vacant (2)	Auburn Hills	MI	Industrial	$-	$(4,488)	Dec
5	N/M (3)	Bedford	TX	Office	$10,700	$(356)	Dec
5	TOTAL DISPOSITIONS - VACANT				$18,215	$(7,791)

18	TOTAL DISPOSITIONS AND DISPOSITIONS - VACANT				$49,470	$(11,596)

     Footnotes
     (1) Cash cap rate based upon applicable step down renewal rents effective 4/1/09.
     (2) Property transferred to lender to satisfy mortgage.
     (3) Property was approximately 30% leased at sale date.

LEXINGTON REALTY TRUST
2008 Fourth Quarter Investment Summary

	INVESTMENTS - FEE POSITIONS
	Tenants/Guarantors	Location		Property Type	Basis ($000)
1	BI-LO, LLC - Ground Parcel	Chattanooga	TN	Retail	$31
2	BJC Health System - Ground Parcel	Bridgeton	MO	Office	$886
3	Safeway Stores, Inc. - Ground Parcel	Garland	TX	Retail	$177
4	Safeway Stores, Inc. - Ground Parcel	Granbury	TX	Retail	$177
5	The Kroger Company - Ground Parcel	Florence	AL	Retail	$103
5	TOTAL INVESTMENTS				$1,374

LEXINGTON REALTY TRUST
2008 Fourth Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)
1	Brown Mackie College-Phoenix, Inc.	Phoenix	AZ	Office	09/2019	24,834	$545	$564
2	Fabulous Sites, Inc.	Decatur	GA	Office	01/2012	2,191	$44	$44
3	Jacobs Engineering Group, Inc. (1)	Long Beach	CA	Office	03/2019	83,919	$1,813	$1,813
4	Song Suk Yu	Honolulu	HI	Office	09/2012	309	$6	$6
5	Golden Pass LNG Terminal, LLC	Beaumont	TX	Office	06/2009	7,988	$80	$80
6	Robert C. Schwartz, Jr., M.D., P.A.	Dallas	TX	Office	12/2013	646	$10	$10
6	TOTAL NEW LEASES					119,887	$2,498	$2,517

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Property Type	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)	Prior GAAP Rent Per Annum ($000)
1	Bank of America, N. A.	Atlanta	GA	Retail	12/2014	6,260	$112	$112	$112	$97
2	Bank of America, N. A.	Atlanta	GA	Retail	12/2014	3,900	$78	$78	$78	$87
3	Bank of America, N. A.	Chamblee	GA	Retail	12/2014	4,565	$88	$88	$88	$74
4	Bank of America, N. A.	Cumming	GA	Retail	12/2014	14,208	$198	$198	$198	$286
5	Bank of America, N. A.	Forest Park	GA	Retail	12/2014	14,859	$199	$199	$199	$187
6	Bank of America, N. A.	Jonesboro	GA	Retail	12/2014	4,894	$77	$77	$77	$63
7	Bank of America, N. A.	Stone Mountain	GA	Retail	12/2014	5,704	$95	$95	$95	$89
8	Blue Cross Blue Shield of South Carolina, Inc. (2)	Columbia	SC	Office	09/2010	456,304	$7,377	$7,377	$7,377	$6,930
9	Bull HN Information Systems, Inc.	Phoenix	AZ	Office	10/2015	42,320	$475	$730	$607	$603
10	Experian Information Solutions, Inc. (Experian North America) (4)	Allen	TX	Office	03/2018	292,700	$3,073	$3,624	$3,715	$4,149
11	Fidelity National Bank	Decatur	GA	Office	12/2013	5,892	$145	$139	$145	$139
12	Kevin M. Connors, PSY. D., Inc.	Honolulu	HI	Office	11/2013	701	$12	$12	$12	$12
13	Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	Hampton	VA	Office	12/2014	100,632	$1,207	$1,368	$1,203	$1,302
14	Mark Clayton, d/b/a Clayton Insurance Agency	Dallas	TX	Office	02/2012	1,017	$19	$15	$19	$15
15	Modern Key Shop, Inc.	Honolulu	HI	Office	12/2011	1,117	$29	$30	$29	$30
16	Morgan & Woodling	Decatur	GA	Office	08/2013	1,078	$24	$24	$24	$24
17	Plastic Omnium Exteriors, LLC	Duncan	SC	Industrial	09/2018	221,833	$958	$901	$958	$901
18	Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.) (3)(4)	Marshall	MI	Industrial	10/2018	246,508	$765	$623	$803	$623
18	TOTAL LEASE EXTENSIONS					1,424,492	$14,931	$15,690	$15,739	$15,611

24	TOTAL NEW AND RENEWED LEASES					1,544,379	$17,429	$15,690	$18,256	$15,611

      Footnotes
      (1) Direct lease with current sub-tenant at property, effective 1/1/09.
      (2) Joint venture property, Lexington owns 40% of joint venture.
      (3) Expansion property.
      (4) Held in NLS joint venture.

LEXINGTON REALTY TRUST
2008 Fourth Quarter Debt Summary

	NEW FINANCING

	Tenants/Guarantors	Location		Property Type	Amount ($000)	Rate	Maturity
1	Harvard Vanguard Medical Assoc.	Boston	MA	Office	$13,700	6.10%	12/2018
1	TOTAL FINANCING				$13,700	6.10%

	DEBT RETIRED
	Debt			Face ($000)	Payoff ($000)	Rate	Due Date
1	Exchangeable Guaranteed Notes			$88,500	$60,520	5.45%	01/2012
2	Term Loan			$23,650	$23,650	2.43%	06/2009
3	Term Loan			$5,351	$5,351	5.52%	03/2013
4	Florence, SC Mortgage - Balloon Payment			$8,463	$8,463	7.50%	Matured
5	Auburn Hills, MI Mortgage (1)			$6,516	$-	7.01%	Disposition
5	TOTAL RETIRED			$132,480	$97,984

      Footnotes
      (1) Property was transferred to lender to satisfy the mortgage.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
12/31/2008

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rental Revenue ($000)	Net Rent PSF	Net Rentable Area	Cash Rental Revenue ($000)	Net Rent PSF	Net Rentable Area	Cash Rental Revenue ($000)	Net Rent PSF
2009	1,456,515	$22,936	$15.75	556,220	$1,152	$2.07	282,875	$2,828	$10.00
2010	1,039,184	$18,804	$18.09	1,460,468	$3,992	$2.73	82,930	$316	$3.81
2011	536,022	$10,972	$20.47	1,309,835	$4,680	$3.57	257,412	$1,384	$5.38
2012	1,522,357	$22,160	$14.56	2,450,703	$8,452	$3.45	279,417	$2,168	$7.76
2013	1,919,771	$28,340	$14.76	79,086	$460	$5.82	371,039	$2,176	$5.86
2014	2,369,405	$42,135	$17.78	882,292	$2,208	$2.50	85,147	$1,252	$14.70
2015	1,859,851	$17,984	$9.67	150,000	$452	$3.01	92,201	$548	$5.94
2016	667,239	$9,912	$14.86	1,296,650	$5,764	$4.45	-	$-	$-
2017	353,652	$5,532	$15.64	1,652,811	$6,420	$3.88	121,844	$360	$2.95
2018	1,302,746	$23,720	$18.21	994,283	$2,304	$2.32	830,439	$7,380	$8.89
2019	1,526,520	$20,245	$13.26	649,250	$2,292	$3.53	-	$-	$-
2020	186,865	$2,928	$15.67	1,116,000	$9,632	$8.63	-	$-	$-
2021	502,211	$8,208	$16.34	2,393,339	$7,796	$3.26	61,000	$240	$3.93
2022	52,337	$1,532	$29.27	-	$-	$-	-	$-	$-
2023	425,254	$5,584	$13.13	201,369	$1,720	$8.54	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$2,296	$15.81	2,138,214	$9,560	$4.47	-	$-	$-
2026	-	$-	$-	646,000	$1,940	$3.00	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	136,840	$1,004	$7.34
Total/Weighted Average (1)	15,865,129	$243,288	$15.33	17,976,520	$68,824	$3.83	2,601,144	$19,656	$7.56
Footnotes
(1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
12/31/2008

Year	Number of Leases Expiring	Total Annualized GAAP Base Rent ($000)	Percentage of Total Annualized GAAP Base Rent
2009	18	$25,688	7.7%
2010	14	$23,016	6.9%
2011	16	$17,176	5.1%
2012	28	$32,380	9.7%
2013	28	$32,940	9.9%
2014	28	$43,820	13.1%
2015	14	$26,132	7.8%
2016	12	$15,492	4.6%
2017	10	$13,160	3.9%
2018	21	$30,604	9.2%
2019	9	$23,585	7.1%
2020	6	$8,136	2.4%
2021	9	$16,128	4.8%
2022	1	$1,620	0.5%
2023	3	$8,576	2.6%
2024	-	$-	0.0%
2025	8	$12,164	3.6%
2026	1	$2,164	0.6%
2027	-	$-	0.0%
2028	2	$1,024	0.3%
Total (1)	228	$333,805	100.0%

Footnotes
(1) Total shown may differ from detailed amounts due to rounding, and does not include multi-tenant properties.

LEXINGTON REALTY TRUST
Joint Venture Investments - Proportionate Share
Three and Twelve Months Ended December 31, 2008
($000)

Joint Venture Operations- Real Estate	3 months	12 months

EBITDA	$9,185	$32,929
Interest expense	$3,072	$11,114

Joint Venture Operations- Debt Platform	3 months	12 months

EBITDA	$6,972	$32,661
Interest expense	$3,935	$17,466
Gain on debt repayment	$1,453	$7,802
Impairment charges and loan loss reserves	$19,832	$52,443

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
As of December 31, 2008
($000)

Investments in and advances to non-consolidated entities	$179,133

Lexington's "Investments in and advances to non-consolidated entities" line item includes investments in entities which invest in real estate debt securities and net leased properties. A summary is as follows:

Investment in debt platform	$114,604
Investment in net lease partnerships	64,529

Other assets	$37,919

The components of other assets are:

Deposits, including forward equity commitment	$11,380
Investments	15,460
Equipment	399
Prepaids	3,820
Other receivables	2,798
Other	4,062

Accounts payable and other liabilities	$33,814

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$13,266
CIP accruals and other	3,874
Taxes	1,077
Deferred lease costs	1,968
Subordinated notes	2,051
Deposits	1,608
Escrows	1,506
Transaction costs	1,409
Derivative liability	7,055

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2008

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Long Beach, CA		$5,472	6.250%	01/2009	$5,643	$-
Long Beach, CA		2,027	6.160%	01/2009	2,090	-
Canton, OH		64	9.490%	02/2009	64	-
Baton Rouge, LA	(m)	1,487	7.375%	03/2009	35	1,478
Bristol, PA	(l)	5,275	7.250%	04/2009	190	5,228
Henderson, NC		3,887	7.390%	05/2009	104	3,854
Westland, MI		490	10.500%	09/2009	398	-
Houston, TX	(b)	18,861	5.810%	10/2009	1,693	18,229
High Point, NC		7,928	5.750%	10/2009	579	7,741
Salt Lake City, UT		2,096	7.610%	10/2009	2,176	-
San Francisco, CA		21,197	3.893%	12/2009	1,934	20,000
Pleasanton, CA		4,101	10.250%	12/2009	666	3,808
Richmond, VA		15,522	8.100%	02/2010	1,511	15,257
Fishers, IN	(b)	13,745	5.880%	04/2010	1,499	12,960
Hampton, VA		6,891	8.270%	04/2010	677	6,758
Hampton, VA		4,225	8.260%	04/2010	415	4,144
Lorain, OH	(b)	1,222	5.540%	07/2010	908	-
Manteca, CA	(b)	863	5.540%	07/2010	642	-
Watertown, NY	(b)	812	5.540%	07/2010	603	-
Lewisburg, WV	(b)	570	5.540%	07/2010	424	-
San Diego, CA	(b)	550	5.540%	07/2010	409	-
Galesburg, IL	(b)	485	5.540%	07/2010	360	-
Tampa, FL		5,655	6.880%	08/2010	485	5,495
Irving, TX	(b)	25,773	5.880%	10/2010	2,432	24,454
Lake Mary, FL	(b)	12,722	5.880%	10/2010	1,181	12,118
Lake Mary, FL	(b)	12,712	5.880%	10/2010	1,178	12,082
Herndon, VA		17,809	8.180%	12/2010	1,723	17,301
Parsippany, NJ	(b)	39,239	5.860%	03/2011	3,472	37,047
Renswoude, NA		36,645	5.305%	04/2011	2,785	34,735
Wallingford, CT		3,318	4.926%	05/2011	221	3,187
Plymouth, MI		4,372	7.960%	07/2011	421	4,171
Winchester, VA	(b)	10,374	5.860%	08/2011	908	9,675
Louisville, CO		7,520	5.830%	01/2012	544	7,195
New Kingston, PA		6,635	7.790%	01/2012	678	6,116
Mechanicsburg, PA		4,897	7.780%	01/2012	500	4,514
New Kingston, PA		3,161	7.780%	01/2012	323	2,914
Milford, OH	(b)	15,375	5.860%	02/2012	1,822	12,686
Lake Forest, CA		10,210	7.260%	02/2012	901	9,708
Fort Worth, TX	(b)	18,755	5.392%	05/2012	1,280	17,829
Memphis, TN		17,170	5.247%	05/2012	1,181	16,222
Raleigh, NC	(b)	12,656	5.860%	05/2012	647	12,543
Lakewood, CO		8,364	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	19,277	5.860%	09/2012	1,500	17,724
Laurens, SC	(b)	15,844	5.870%	09/2012	1,396	14,022
Temperance, MI	(b)	10,621	5.870%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,366	5.520%	10/2012	443	5,948
San Antonio, TX		28,210	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	11,519	5.860%	12/2012	1,026	10,026

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2008

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Colorado Springs, CO	(b)	11,182	5.870%	12/2012	887	10,272
Fort Mill, SC		10,725	6.000%	01/2013	839	9,904
Centennial, CO	(b)	15,013	5.550%	02/2013	1,177	13,555
Los Angeles, CA	(b)	77,326	5.860%	05/2013	5,361	73,071
Atlanta, GA		43,629	5.268%	05/2013	3,004	40,356
Dallas, TX	(b)	39,100	5.550%	05/2013	2,702	36,467
Houston, TX		17,005	5.218%	05/2013	1,166	15,737
Southington, CT		13,248	5.018%	05/2013	890	12,228
Indianapolis, IN		9,277	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,912	5.268%	05/2013	476	8,550
Phoenix, AZ		18,449	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	16,120	6.000%	01/2014	3,270	-
Moody, AL		7,111	4.978%	01/2014	493	6,350
Logan Township, NJ	(b)	7,246	5.870%	04/2014	482	6,781
Clive, IA		5,697	5.139%	05/2014	387	5,151
Fort Mill, SC		19,973	5.373%	05/2014	1,364	18,311
Philadelphia, PA		48,040	5.060%	07/2014	3,178	43,547
Eau Claire, WI		1,406	8.000%	07/2014	313	-
3 Properties	(i)	103,511	6.150%	09/2014	6,366	103,511
Issaquah, WA	(b)	31,729	5.890%	12/2014	1,663	30,388
Canonsburg, PA	(b)	9,073	5.550%	12/2014	489	9,095
Chicago, IL	(b)	29,085	5.870%	01/2015	1,548	29,900
Carrollton, TX		13,693	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,751	5.870%	04/2015	888	10,359
Richmond, VA	(b)	19,522	5.510%	05/2015	1,026	18,292
Houston, TX		16,340	5.160%	05/2015	1,114	14,408
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,762	5.210%	05/2015	874	11,265
Fishers, IN		12,688	5.160%	05/2015	865	11,188
San Antonio, TX		12,598	5.340%	05/2015	875	11,149
Atlanta, GA		11,325	5.260%	05/2015	604	10,502
Los Angeles, CA		11,064	5.110%	05/2015	750	9,760
Richmond, VA		10,222	5.310%	05/2015	708	9,055
Harrisburg, PA		8,832	5.110%	05/2015	599	7,780
Knoxville, TN		7,525	5.310%	05/2015	520	6,658
Tulsa, OK		7,394	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	20,305	5.870%	07/2015	1,382	18,677
Elizabethtown, KY		15,463	4.990%	07/2015	1,050	13,468
Hopkinsville, KY		9,063	4.990%	07/2015	615	7,894
Dry Ridge, KY		6,701	4.990%	07/2015	455	5,861
Owensboro, KY		5,967	4.990%	07/2015	405	5,197
Elizabethtown, KY		2,917	4.990%	07/2015	198	2,541
Houston, TX	(b)	56,740	6.250%	09/2015	8,159	18,318
Sugar Land, TX	(b)	14,677	6.250%	09/2015	2,083	6,286
Danville, IL		6,030	9.000%	01/2016	692	4,578
Bridgewater, NJ		14,805	5.732%	03/2016	860	13,825
Omaha, NE		8,680	5.610%	04/2016	621	7,560
Tempe, AZ		8,198	5.610%	04/2016	586	7,140
Lisle, IL		10,390	6.500%	06/2016	793	9,377

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2008

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Dallas, TX	(b)	18,544	5.870%	07/2016	1,136	18,365
Rochester, NY		18,734	6.210%	08/2016	1,383	16,765
Statesville, NC		14,051	6.210%	08/2016	1,037	12,574
Rockford, IL		6,876	6.210%	08/2016	508	6,153
Glenwillow, OH		16,939	6.130%	09/2016	1,240	15,132
Memphis, TN		3,951	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Coppell, TX		14,400	5.710%	06/2017	834	14,400
Dubuque, IA		10,442	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,271	7.750%	07/2018	108	-
Manteca, CA	(b)	898	7.750%	07/2018	77	-
Watertown, NY	(b)	844	7.750%	07/2018	72	-
Lewisburg, WV	(b)	593	7.750%	07/2018	51	-
San Diego, CA	(b)	572	7.750%	07/2018	49	-
Galesburg, IL	(b)	504	7.750%	07/2018	43	-
Boston, MA		13,700	6.100%	12/2018	996	11,520
Overland Park, KS	(b)	37,477	5.911%	05/2019	2,470	31,819
Kansas City, MO	(b)	17,880	5.900%	05/2019	1,179	15,182
Streetsboro, OH	(b)	19,428	5.900%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall Township, NJ	(b)	28,891	6.250%	01/2021	2,588	-
Hilliard, OH		28,960	5.907%	02/2021	1,734	27,483
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	19,261	6.750%	03/2021	1,683	-
Antioch, TN	(b)	14,123	5.630%	10/2021	1,580	774
Whippany, NJ		16,341	6.298%	11/2021	1,344	10,400
Dillon, SC		22,501	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (k)		1,783,284	5.871%	5.8	150,227	1,510,663

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2008

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Corporate
Credit Facility	(c)	25,000	1.970%	06/2009	250	25,000
Term Loan	(f)	174,280	2.430%	06/2009	1,776	174,280
Exchangeable Notes	(e)	211,000	5.450%	01/2012	11,500	211,000
Term Loan	(h)(j)	35,723	5.520%	03/2013	1,999	35,723
Term Loan	(h)(j)	25,000	5.520%	03/2013	1,399	25,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (k)		600,123	4.726%	7.7	25,709	600,123
Total/Wtg. Avg./Years Remaining (k)		$2,383,407	5.583%	6.3	$175,936	$2,110,786

Footnotes
(a)	Subtotal and total based on weighted average term to maturity shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Floating rate debt 30/60/90 day LIBOR plus 120 to 170 bps.
Subsequent to December 31, 2008 this loan has been refinanced and now matures 2/13/11 and has a stated interest rate at LIBOR plus 285 bps.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter. Notes mature in 2027.
(f)	Floating rate debt 30 day LIBOR plus 60 bps; maturity can be extended by Company to December 2009.
Subsequent to December 31, 2008 this loan has been refinanced and now matures 2/13/11 and has a stated interest rate at LIBOR plus 285 bps.
(g)	Rate fixed through April 2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Debt on three cross-collateralized properties located in Nevada, Indiana, and Tennessee.
(j)	Represents full payable of loans, discount of $4,158 excluded from balance.
(k)	Total shown may differ from detailed amounts due to rounding.
(l)	Classified as held for sale, property sold in 1Q 2009 and mortgage satisfied.
(m)	Mortgage call date was 3/1/09. Lender did not call and earliest call date is currently 6/1/09.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2008

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (10)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
Net Lease Strategic		$10,286	$4,922	7.800%	04/2009	$331	$10,239	$4,899
Dallas Commerce		4,652	1,205	6.680%	06/2009	4,807	-	-
BCBS LLC		22,874	9,150	7.850%	10/2009	1,830	22,586	9,034
Net Lease Strategic		7,822	3,743	6.930%	08/2010	674	7,603	3,638
Harpard		1,067	290	9.875%	01/2011	569	-	-
Net Lease Strategic		2,197	1,051	7.500%	01/2011	226	2,076	993
Net Lease Strategic		13,879	6,641	7.400%	04/2011	1,258	13,365	6,395
Net Lease Strategic		30,582	14,633	5.126%	05/2011	1,589	30,582	14,633
Taber		688	187	10.125%	06/2011	313	-	-
Jayal		1,007	299	11.500%	03/2012	365	-	-
Net Lease Strategic		22,761	10,891	5.147%	05/2012	1,188	22,153	10,600
Net Lease Strategic		11,605	5,553	7.670%	01/2013	2,817	-	-
Net Lease Strategic		13,135	6,285	5.148%	05/2013	894	12,144	5,811
Net Lease Strategic		4,937	2,362	5.950%	09/2013	381	4,496	2,151
Net Lease Strategic		20,582	9,848	5.810%	02/2014	1,551	18,588	8,894
Net Lease Strategic		9,453	4,523	5.616%	04/2014	697	8,484	4,060
Net Lease Strategic		1,308	626	8.500%	04/2015	271	-	-
Net Lease Strategic		16,996	8,133	5.411%	05/2015	1,189	15,087	7,219
Net Lease Strategic - Oklahoma TIC		14,749	2,823	5.240%	05/2015	784	13,673	2,617
Net Lease Strategic		12,635	6,046	5.212%	06/2015	836	11,349	5,430
Net Lease Strategic		6,155	2,945	5.783%	06/2015	462	5,371	2,570
Net Lease Strategic		21,545	10,309	8.036%	09/2015	3,352	6,925	3,314
Net Lease Strategic		6,121	2,929	8.036%	09/2015	925	2,203	1,054
Net Lease Strategic		8,628	4,128	6.090%	01/2016	668	7,446	3,563
Net Lease Strategic		6,377	3,051	6.090%	04/2016	494	5,465	2,615
Net Lease Strategic		6,503	3,112	6.315%	09/2016	497	5,723	2,738
One Summit		18,462	5,539	9.375%	10/2016	3,344	-	-
Net Lease Strategic		9,188	4,396	6.063%	11/2016	683	8,023	3,839
One Summit		11,953	3,586	10.625%	11/2016	2,239	-	-

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2008

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (10)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
Net Lease Strategic		9,100	4,354	5.910%	10/2018	728	6,624	3,170
Dallas Commerce		12,512	3,241	15.000%	12/2018	2,455	-	-
Net Lease Strategic		9,877	4,726	6.010%	08/2019	753	7,658	3,664
Net Lease Strategic		7,500	3,589	6.507%	11/2019	495	6,692	3,202
Net Lease Strategic		9,964	4,768	6.270%	12/2019	774	7,755	3,711
Net Lease Strategic		10,079	4,823	5.930%	10/2020	750	7,660	3,665
Net Lease Strategic		9,508	4,573	5.460%	12/2020	741	5,895	2,821
Net Lease Strategic		9,595	4,591	5.640%	01/2021	692	7,018	3,358
Net Lease Strategic		12,578	6,019	5.380%	08/2025	1,144	362	173
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$408,860	$179,891	6.554%	6.2	$43,766	$283,245	$129,834

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2008

Joint Venture	Footnotes	Debt Balance ($000)	LXP Proportionate Share ($000) (10)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (9)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000)
Corporate
Concord	(3)(7)	15,000	7,500	1.471%	03/2009	224	15,000	7,500
Concord	(3)	21,516	10,758	1.501%	12/2009	327	21,516	10,758
Concord	(6)(8)	80,000	40,000	2.715%	03/2010	2,202	80,000	40,000
Concord	(1)	144,475	72,238	1.489%	03/2011	2,181	144,475	72,238
Concord	(3)	59,613	29,807	2.040%	12/2012	1,233	59,613	29,807
Concord	(2)	347,525	173,762	3.700%	12/2016	13,037	347,525	173,762
Subtotal/Wtg. Avg. (4)/Years Remaining (5)		$668,129	$334,065	2.835%	5.1	$19,204	$668,129	$334,065
Total/Wtg. Avg. (4)/Years Remaining (5)		$1,076,989	$513,956	4.137%	5.5	$62,970	$951,374	$463,899

Footnotes
(1)	Represents amount outstanding on $150.0 million repurchase agreement, variable rate.
(2)	Collateralized debt obligation of investment grade-rated debt secured directly or indirectly by real estate assets.
(3)	Represents amount outstanding on term loans.
(4)	Weighted average interest rate based on proportionate share.
(5)	Weighted average years remaining on maturities based on proportionate debt balance.
(6)	Maturity date can be extended to 03/2011 if certain criteria are met.
(7)	Maturity date can be extended to 03/2012 if certain criteria are met.
(8)	Represents amount outstanding on $100.0 million repurchase agreement, variable rate.
(9)	Amounts represent estimated 12 months debt service regardless of maturity date for corporate level debt.
(10)	Total balance shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Mortgage Maturity Schedule
12/31/2008
($000)

Consolidated Properties
Year	Scheduled Amortization	Balloon Payments		Balloon Weighted Average Interest Rate (%)
2009	$45,846	$60,338	(1)	6.25%
2010	34,583	110,568		8.04
2011	31,086	88,814		6.49
2012	31,124	191,035	(2)	6.02
2013	27,084	234,938	(3)	5.41
	$169,723	$685,693		6.22%

Joint Venture Investments - LXP Proportionate Share
Year	Scheduled Amortization	Balloon Payments	Balloon Weighted Average Interest Rate (%)
2009	$2,454	$32,191	4.20%
2010	1,387	43,638	3.10
2011	1,346	94,259	2.50
2012	1,364	40,407	2.90
2013	1,482	7,962	5.40
	$8,033	$218,457	3.05%

Footnotes
(1)	Excludes corporate level debt of (i) $174,280, variable rate 2.43% and (ii) $25,000, variable rate debt at 1.97%.
Subsequent to December 31, 2008, the coprorate level debt has been refinanced at LIBOR plus 2.85% and matures in 2011, with a Company option to extend to 2012.
(2)	Excludes corporate level debt of $211,000, fixed rate of 5.45%.
(3)	Excludes corporate level debt of $60,723, fixed rate of 5.52%.

LEXINGTON REALTY TRUST
Base Rent Estimates for Current Assets
12/31/2008
($000)

Year	Cash	GAAP
2009	$338,944	$343,891
2010	308,485	311,373
2011	295,025	298,314
2012	268,679	269,317
2013	233,323	233,026

Amounts assume all below market leases are renewed by the tenants at the option rate and no new or renegotiated leases are entered into for any other property.

Investor Information

Transfer Agent	Investor Relations
BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct) (212) 692-7215
(800) 850-3948	Facsimile (main) (212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail pcarroll@lxp.com

Research Coverage

Cantor Fitzgerald		Keefe, Bruyette & Woods
Matthew Thorp	(312) 469-7484	Sheila K. McGrath	(212) 887-7793

Friedman, Billings, Ramsey		Barclays Capital
Gabe Poggi	(703) 469-1141	Ross L. Smotrich	(212)526-2306
Merrill Ross	(703) 312-9769
Raymond James & Assoc.
J.P. Morgan Chase		Paul Puryear	(727) 567-2253
Joseph Dazio, CFA	(212) 622-6416
Michael W. Mueller, CFA	(212) 622-6689	Stifel Nicolaus
Anthony Paolone, CFA	(212) 622-6682	John W. Guinee	(443) 224-1307
Gregory P. Stuart	(212) 622-5390